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                                                                  EXHIBIT 22 (1)

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                                 SUBSIDIARIES OF
                            LAYNE CHRISTENSEN COMPANY

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                              NAME OF SUBSIDIARY
                                                                                          JURISDICTION
                                                                                        OF INCORPORATION
================================================================================ ================================
Boyles Bros. Drilling Company                                                     Utah
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Christensen Boyles Corporation                                                    Delaware
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Christensen Boyles International                                                  Cayman Islands
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Christensen Mining Products Export Company, Ltd.                                  Barbados
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 ESEMES (Mauritius) Limited                                                       Mauritius
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 Glindemann & Kitching Pty Ltd                                                    Australia
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International Directional Services, L.L.C.                                        Delaware
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International Directional Services of Canada Ltd.                                 Ontario, Canada
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International Mining Services Pty Ltd                                             Australia
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Layne Atlantic Company, Inc.                                                      Indiana
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Layne de Mexico, S.A. de C.V.                                                     Hermosillo, Sonora, Mexico
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Layne Central Company                                                             Tennessee
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Layne Christensen Australia Pty Limited                                           Australia
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Layne Christensen Canada Limited                                                  Calgary, Alberta, Canada
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Layne Louisiana Company                                                           Louisiana
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Layne Northern Company, Inc.                                                      Indiana
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Layne-Northwest Company, Inc.                                                     Wisconsin
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Layne Ohio Company                                                                West Virginia
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Layne Texas, Incorporated                                                         Delaware
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Layne (Thailand) Limited                                                          Bangkok, Thailand
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Mid-Continent Drilling Company                                                    Delaware
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PT Layne Christensen Indonesia                                                    Indonesia
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SMS Offshore Pty Ltd                                                              Australia
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 Shawnee Oil & Gas, L.L.C.                                                        Delaware
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 Stamm-Scheele Incorporated                                                       Louisiana
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 Stanley Exploration Mining Company Ltd                                           Ghana
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 Stanley Mining Services Pty Limited                                              Australia
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 Stanley Mining Services (Tanzania) Ltd                                           Tanzania
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 Stanley Mining Services (Uganda) Limited                                         Uganda
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 Stanley Mining Services Zimbabwe (Private) Limited                               Zimbabwe
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 Stanmines Ghana Ltd                                                              Ghana
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 Stanmines NL                                                                     Australia
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Tecniwell S.r.l.                                                                  Italy
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Toledo Oil & Gas Services, Inc.                                                   Louisiana
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Vibration Technology, L.L.C.                                                      Delaware
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WorldCover, Inc.                                                                  Delaware
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